UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 13, 2013 (June 13, 2013)

INNOTRAC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

000-23741	58-1592285
(Commission File Number)	(IRS Employer Identification No.)

6465 East Johns Crossing
Johns Creek, GA	30097
(Address of Principal Executive Offices)	(Zip Code)

(678) 584-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

On June 13, 2013, Innotrac Corporation (the “Company”) entered into a Senior Revolving Credit Facility with SunTrust Bank (the “Revolver”). The Revolver replaces the Company’s Fourth Amended and Restated Loan and Security Agreement with Wells Fargo, N.A. (the “Previous Credit Facility”), which was terminated effective June 13, 2013.  The Revolver is in an aggregate principal amount of up to $25,000,000, including a $5,000,000 sublimit for the issuance of standby letters of credit.  The Revolver will terminate and all amounts outstanding under the Revolver will be due in full on June 12, 2016.  The obligations of the Company under the Revolver are secured by a first priority lien on all real, personal and intellectual property of the Company.

Interest accrues under the Revolver in an amount equal to an index rate that adjusts monthly based on 1-month LIBOR index plus an amount ranging from 1.5% to 2.5%, based on the company’s leverage ratio.  The Revolver provides for a fee on outstanding letters of credit issued under the Revolver in amounts ranging from 1.5% to 2.5%, based on the Company’s leverage ratio.

The Revolver includes financial covenants that require the Company to maintain a minimum Fixed Charge Coverage Ratio of 1.05 to 1.00, limit capital expenditures, maintain a Minimum Adjusted EBITDA of at least $5,000,000, and a Maximum Senior Leverage Ratio of either 2.5 to 1.00 or 3.0 to 1.00, based on the Company’s trailing EBITDA.  The Company’s actual Fixed Charge Coverage Ratio for three months ended March 31, 2013 was 1.6 to 1.00.  The Revolver includes other affirmative and negative covenants that are customary for a revolving credit facility of this type.

Defined terms used but not otherwise defined herein have the meanings given to such terms in the Revolver.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information required by Item 1.02 relating to the termination of the Previous Credit Facility is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by Item 2.03 relating to the Revolver is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

99.1         Press Release issued June 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOTRAC CORPORATION

/s/ Scott D. Dorfman
Date: June 13, 2013	Scott D. Dorfman President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 13, 2013